Exhibit C

                         CROUCH, BIERWOLF & CHISHOLM
                        Certified Public Accountants
                        50 West Broadway, Suite 1130
                         Salt Lake City, Utah 84101

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We hereby consent to the use of our audit report of AmeriResource
Technologies, Inc. and subsidiaries dated March 24, 1998 for the years ended December 31, 1997 and 1996 in the Form S-8.


/s/ Crouch, Beirwolf & Chisholm

January 27, 1999
Crouch, Bierwolf & Chisholm